UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

ROADZEN INC.

(Exact name of Registrant as Specified in Its Charter)

Virgin Islands, British	001-41094	98-1600102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 ANZA BLVD SUITE 109
BURLINGAME, California		94010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 745-6448

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	RDZN	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	RDZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 24, 2024, Roadzen Inc. (the “Company”) entered into separate letter agreements (the “Lock-Up Amendments”) with two of its significant shareholders, Avacara PTE, Ltd. (“Avacara”) and Vahanna LLC (“Vahanna”), pursuant to which each such shareholder agreed to amend the lock-up agreement previously entered into between such shareholder and the Company, as described in the Current Report on Form 8-K filed by the Company on September 27, 2023 (such prior agreements, together with the lock-up agreements entered into with other shareholders of the Company and described in such Form 8-K, the “Lock-Up Agreements”). Pursuant to the terms of the Lock-Up Amendments, Avacara and Vahanna agreed to extend the term of the restrictions on transfer contained in the Lock-Up Agreements by an additional year, from September 20, 2024 to September 20, 2025 (or such earlier date that the closing price of the Company’s ordinary shares equals or exceeds $12.00 (as adjusted for share recapitalizations, subdivisions, reorganizations, recapitalizations and the like), for 20 trading days within 30 trading day period. Avacara is controlled by Rohan Malhotra, the Company’s Chief Executive Officer and a member of the Company’s board of directors. The Company has been advised by a number of its other shareholders who are party to Lock-Up Agreements that they agree to the terms of the Lock-Up Amendments, and the Company expects to enter into letter agreements that are substantially similar to the Lock-Up Amendments with these other shareholders.

The foregoing description of the Lock-Up Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Amendments, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Form of Lock-Up Amendment.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADZEN INC.

Date:	September 27, 2024	By:	/s/ Jean-Noël Gallardo
Jean-Noël Gallardo Chief Financial Officer